Exhibit 99.1

FOR IMMEDIATE RELEASE David Kelley 224-727-2535 dkelley@littelfuse.com
LITTELFUSE REPORTS SECOND QUARTER RESULTS FOR 2025

Second Quarter 2025 Highlights:
(Year-over-year comparisons unless otherwise noted)
•Net sales of $613 million, +9.8%; organic growth contributed +6.2%
•GAAP diluted earnings per share of $2.30, +26%
•Adjusted diluted earnings per share of $2.85, +45%
•GAAP Operating margin of 15.1%, +340 bps; Adjusted EBITDA margin of 21.4%, +280 bps
•YTD Cash flow from operations of $148 million and free cash flow of $115 million; YTD cash conversion of 114%
•The Company’s Board of Directors approved a 7% increase in the quarterly cash dividend from $0.70 to $0.75; this equates to an annualized dividend of $3.00 per share

CHICAGO, July 30, 2025 - Littelfuse, Inc. (NASDAQ: LFUS), a leader in developing smart solutions that enable safe and efficient electrical energy transfer, today reported financial results for the second quarter ended June 28, 2025:

“Our Q2 results exceeded our expectations, driven by solid growth and operational execution across our businesses,” said Greg Henderson, Littelfuse President and Chief Executive Officer. “We are leveraging our market leadership position and unique product portfolio as we help our customers solve their challenges around the safe and efficient transfer of electrical energy. We exited the quarter with strong bookings, and, into the third quarter, we are well positioned to drive continued growth while enhancing operational performance. We will remain focused on executing through a dynamic environment, and our strong balance sheet and cash generation will continue to support our thoughtful capital allocation strategy.”

“We are executing on our strategic priorities outlined last quarter, with a goal of driving leading long-term shareholder returns. Our focus on better capitalizing on future growth opportunities, providing more complete solutions to a broader set of customers, and driving operational excellence is delivering stronger growth and improved profitability.”

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Third Quarter of 2025*

Based on current market conditions, for the third quarter the company expects,
•Net sales in the range of $610 - $630 million, adjusted diluted EPS in the range of $2.65 – $2.85 and an adjusted effective tax rate of 25%

*Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

Dividend
•The company will pay a cash dividend on its common stock of $0.75 per share on September 4, 2025, to shareholders of record as of August 21, 2025

Conference Call and Webcast Information
Littelfuse will host a conference call on Wednesday, July 30, 2025, at 8:00 a.m. Central Time to discuss the results. The call will be broadcast and available for replay at Littelfuse.com. A slide presentation is available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse, Inc. (NASDAQ: LFUS) is a diversified, industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 20 countries, and with approximately 16,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

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“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s (“Littelfuse” or the “Company”) current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; economic conditions; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; changes in import and export duty and tariff rates; exchange rate fluctuations; commodity price fluctuations; the effect of the Company's accounting policies; labor disputes and shortages; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; integration of acquisitions may not be achieved in a timely manner, or at all; limited realization of the expected benefits from investment and strategic plans; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 28, 2024.

Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 28, 2024, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

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Non-GAAP Financial Measures
The information included in this press release and other materials filed with the SEC may include the non-GAAP financial measures including organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, net debt, consolidated EBITDA, and consolidated net leverage ratio (as defined in the credit agreement). Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules. The company believes that organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that net debt, consolidated EBITDA, and consolidated net leverage ratio are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

LFUS-F
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Littelfuse Inc. 6133 North River Road, Suite 500 Rosemont, Illinois 60018 p: (773) 628-1000 www.littelfuse.com

LITTELFUSE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands, except share and per share data)	June 28, 2025	December 28, 2024
ASSETS
Current assets:
Cash and cash equivalents	$685,184	$724,924
Short-term investments	298	976
Trade receivables, less allowances of $73,121 and $69,990 at June 28, 2025 and December 28, 2024, respectively	363,574	294,371
Inventories	412,164	416,273
Prepaid income taxes and income taxes receivable	9,018	11,749
Prepaid expenses and other current assets	71,812	103,716
Total current assets	1,542,050	1,552,009
Net property, plant, and equipment	516,517	477,068
Intangible assets, net of amortization	474,177	482,118
Goodwill	1,359,422	1,228,502
Investments	21,602	23,245
Deferred income taxes	6,304	4,899
Right of use lease assets	89,161	72,211
Other long-term assets	56,648	51,727
Total assets	$4,065,881	$3,891,779
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$181,902	$188,359
Accrued liabilities	154,531	148,276
Accrued income taxes	25,617	29,658
Current portion of long-term debt	17,692	67,612
Total current liabilities	379,742	433,905
Long-term debt, less current portion	792,524	788,502
Deferred income taxes	103,285	95,532
Accrued post-retirement benefits	33,179	29,836
Non-current lease liabilities	75,543	60,559
Other long-term liabilities	82,643	69,833
Total equity	2,598,965	2,413,612
Total liabilities and equity	$4,065,881	$3,891,779

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF NET INCOME
(Unaudited)

	Three Months Ended		Six Months Ended
(in thousands, except per share data)	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net sales	$613,413	$558,489	$1,167,720	$1,093,874
Cost of sales	381,359	351,485	728,410	699,062
Gross profit	232,054	207,004	439,310	394,812

Selling, general, and administrative expenses	95,517	93,371	183,225	179,498
Research and development expenses	26,401	27,146	52,449	54,813
Amortization of intangibles	14,852	15,729	29,183	31,554
Restructuring, impairment, and other charges	2,506	5,252	11,525	8,489
Total operating expenses	139,276	141,498	276,382	274,354
Operating income	92,778	65,506	162,928	120,458

Interest expense	8,568	9,975	17,443	19,586
Foreign exchange loss (gain)	10,448	(315)	15,291	(5,357)
Other income, net	(4,452)	(5,298)	(7,967)	(10,619)
Income before income taxes	78,214	61,144	138,161	116,848
Income taxes	20,872	15,678	37,248	22,930
Net income	$57,342	$45,466	$100,913	$93,918

Earnings per share:
Basic	$2.32	$1.83	$4.08	$3.78
Diluted	$2.30	$1.82	$4.05	$3.75

Weighted-average shares and equivalent shares outstanding:
Basic	24,755	24,822	24,760	24,867
Diluted	24,905	25,030	24,938	25,075

Comprehensive income	$155,255	$24,399	$236,423	$42,560

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
(in thousands)	June 28, 2025	June 29, 2024
OPERATING ACTIVITIES
Net income	$100,913	$93,918
Adjustments to reconcile net income to net cash provided by operating activities:	86,758	73,161
Changes in operating assets and liabilities:
Trade receivables	(52,635)	(36,474)
Inventories	23,316	16,241
Accounts payable	(7,001)	6,819
Accrued liabilities and income taxes	(14,425)	(28,829)
Prepaid expenses and other assets	11,299	1,738
Net cash provided by operating activities	148,225	126,574

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(57,417)	—
Purchases of property, plant, and equipment	(32,999)	(34,674)
Net proceeds from sale of property, plant and equipment, and other	712	7,997
Net cash used in investing activities	(89,704)	(26,677)

FINANCING ACTIVITIES
Net payments of credit facility	(57,500)	(3,750)
Repurchases of common stock	(27,553)	(40,862)
Cash dividends paid	(34,677)	(32,330)
All other cash provided by financing activities	(813)	(2,348)
Net cash used in financing activities	(120,543)	(79,290)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	22,468	(14,434)
(Decrease) increase in cash, cash equivalents, and restricted cash	(39,554)	6,173
Cash, cash equivalents, and restricted cash at beginning of period	726,437	557,123
Cash, cash equivalents, and restricted cash at end of period	$686,883	$563,296

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	Second Quarter			Year-to-Date
(in thousands)	2025	2024	% Growth	2025	2024	% Growth
Net sales
Electronics	$335,666	$305,639	9.8%	$642,915	$596,744	7.7%
Transportation	179,400	168,964	6.2%	341,262	339,331	0.6%
Industrial	98,347	83,886	17.2%	183,543	157,799	16.3%
Total net sales	$613,413	$558,489	9.8%	$1,167,720	$1,093,874	6.8%

Operating income
Electronics	$49,861	$46,165	8.0%	$96,627	$83,968	15.1%
Transportation	28,074	15,234	84.3%	46,991	31,440	49.5%
Industrial	18,863	9,547	97.6%	31,937	14,343	122.7%
Other(a)	(4,020)	(5,440)	N.M.	(12,627)	(9,293)	N.M.
Total operating income	$92,778	$65,506	41.6%	$162,928	$120,458	35.3%
Operating Margin	15.1%	11.7%		14.0%	11.0%

Interest expense	8,568	9,975		17,443	19,586
Foreign exchange loss (gain)	10,448	(315)		15,291	(5,357)
Other income, net	(4,452)	(5,298)		(7,967)	(10,619)
Income before income taxes	$78,214	$61,144	27.9%	$138,161	$116,848	18.2%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Second Quarter			Year-to-Date
(in thousands)	2025	2024	% (Decline)/Growth	2025	2024	% Growth
Operating Margin
Electronics	14.9%	15.1%	(0.2)%	15.0%	14.1%	0.9%
Transportation	15.6%	9.0%	6.6%	13.8%	9.3%	4.5%
Industrial	19.2%	11.4%	7.8%	17.4%	9.1%	8.3%

LITTELFUSE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q2-25	Q2-24	YTD-25	YTD-24
GAAP diluted EPS	$2.30	$1.82	$4.05	$3.75
EPS impact of Non-GAAP adjustments (below)	0.55	0.15	0.99	(0.02)
Adjusted diluted EPS	$2.85	$1.97	$5.04	$3.73

Non-GAAP adjustments - (income) / expense
	Q2-25	Q2-24	YTD-25	YTD-24
Acquisition-related and integration costs (a)	$1.5	$0.8	$1.6	$1.8
Purchase accounting inventory adjustments (b)	—	—	(0.5)	—
Restructuring, impairment and other charges (c)	2.5	5.3	11.5	8.5
Gain on sale of fixed assets (d)	—	(0.7)	—	(1.0)
Non-GAAP adjustments to operating income	4.0	5.4	12.6	9.3
Other income, net (e)	—	(0.5)	—	(0.3)
Non-operating foreign exchange loss (gain)	10.4	(0.3)	15.3	(5.4)
Non-GAAP adjustments to income before income taxes	14.4	4.6	27.9	3.6
Income taxes (f)	0.8	0.7	3.2	4.1
Non-GAAP adjustments to net income	$13.6	$3.9	$24.7	$(0.5)

Total EPS impact	$0.55	$0.15	$0.99	$(0.02)

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q2-25	Q2-24	YTD-25	YTD-24
Net income	$57.3	$45.5	$100.9	$93.9
Add:
Income taxes	20.9	15.7	37.2	22.9
Interest expense	8.6	10.0	17.4	19.6
Foreign exchange loss (gain)	10.4	(0.3)	15.3	(5.4)
Other income, net	(4.5)	(5.3)	(8.0)	(10.6)
GAAP operating income	$92.8	$65.5	$162.9	$120.5
Non-GAAP adjustments to operating income	4.0	5.4	12.6	9.3
Adjusted operating income	$96.8	$70.9	$175.5	$129.8
Amortization of intangibles	14.9	15.7	29.2	31.6
Depreciation expense	19.4	17.1	37.8	33.7
Adjusted EBITDA	$131.1	$103.7	$242.5	$195.0

Net sales	$613.4	$558.5	$1,167.7	$1,093.9
Net income as a percentage of net sales	9.3%	8.1%	8.6%	8.6%
Operating margin	15.1%	11.7%	14.0%	11.0%
Adjusted operating margin	15.8%	12.7%	15.0%	11.9%
Adjusted EBITDA margin	21.4%	18.6%	20.8%	17.8%

Adjusted EBITDA by Segment	Q2-25			Q2-24
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$49.9	$28.1	$18.8	$46.2	$15.2	$9.5
Add:
Add back amortization	10.1	3.4	1.4	9.8	3.3	2.6
Add back depreciation	12.6	5.3	1.5	10.0	5.8	1.3
Adjusted EBITDA	$72.6	$36.8	$21.7	$66.0	$24.3	$13.4
Adjusted EBITDA Margin	21.6%	20.5%	22.1%	21.6%	14.4%	16.0%

Adjusted EBITDA by Segment	YTD-25			YTD-24
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$96.6	$47.0	$31.9	$84.0	$31.4	$14.3
Add:
Add back amortization	19.9	6.8	2.5	19.7	6.8	5.1
Add back depreciation	24.0	10.8	3.0	19.9	11.0	2.8
Adjusted EBITDA	$140.5	$64.6	$37.4	$123.6	$49.2	$22.2
Adjusted EBITDA Margin	21.8%	18.9%	20.4%	20.7%	14.5%	14.1%

Net sales reconciliation	Q2-25 vs. Q2-24
	Electronics	Transportation	Industrial	Total
Net sales growth	10%	6%	17%	10%
Less:
Acquisitions	4%	—%	—%	2%
FX impact	1%	2%	—%	1%
Organic net sales growth	4%	4%	17%	6%

Net sales reconciliation	YTD-25 vs. YTD-24
	Electronics	Transportation	Industrial	Total
Net sales growth	8%	1%	16%	7%
Less:
Acquisitions	4%	—%	—%	2%
FX impact	—%	1%	(1)%	—%
Organic net sales growth	4%	—%	17%	5%

Income tax reconciliation
	Q2-25	Q2-24	YTD-25	YTD-24
Income taxes	$20.9	$15.7	$37.2	$22.9
Effective rate	26.7%	25.6%	27.0%	19.6%
Non-GAAP adjustments - income taxes	0.8	0.7	3.2	4.1
Adjusted income taxes	$21.7	$16.4	$40.4	$27.0
Adjusted effective rate	23.4%	25.0%	24.4%	22.4%
Free cash flow reconciliation
	Q2-25	Q2-24	YTD-25	YTD-24
Net cash provided by operating activities	$82.5	$69.4	$148.2	$126.6
Less: Purchases of property, plant and equipment	(9.9)	(19.1)	(33.0)	(34.7)
Free cash flow	$72.6	$50.3	$115.2	$91.9

Consolidated Total Debt	As of June 28, 2025
Consolidated Total Debt	$810.2
Unamortized debt issuance costs	2.3
Finance lease liability	0.2
Consolidated funded indebtedness	812.7
Cash held in U.S. (up to $400 million)	265.1
Net debt	$547.6

Consolidated EBITDA	Twelve Months Ended June 28, 2025
Net Income	$106.9
Interest expense	36.6
Income taxes	66.0
Depreciation	72.4
Amortization	59.8
Non-cash additions:
Stock-based compensation expense	22.6
Unrealized loss on investments	0.7
Impairment charges	92.7
Other	25.3
Consolidated EBITDA (1)	$483.0

Consolidated Net Leverage Ratio (as defined in the Credit Agreement) *	1.1x
* Our Credit Agreement and Private Placement Note with maturities ranging from 2025 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.

The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).

(1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in cost of sales.
(c) reflected in restructuring, impairment and other charges.
(d) 2024 amount reflected a gain of $0.7 million ($1.0 million year-to-date) recorded for the sale of two buildings within the Transportation segment.
(e) Q2 2024 included a reversal of $0.5 million for an asset retirement obligation charge related the disposal of a business in 2019. 2024 year-to-date amount reflected $0.2 million increase in coal mining reserves.
(f) reflected the tax impact associated with the non-GAAP adjustments.

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